Exhibit 77C
          Cash Equivalent Fund
          Form N-SAR for the period ended 01/31/96
          File No. 811-2899
          Page 1


          A special meeting of Registrant's shareholders was held on September 19, 1995. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR            5,143,102,401
                       WITHHELD         184,329,131

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR            5,143,102,401
                       WITHHELD         184,329,131

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR            5,143,102,401
                       WITHHELD         184,329,131

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR            5,143,102,401
                       WITHHELD         184,329,131

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR            5,143,102,401
                       WITHHELD         184,329,131

                   David B. Mathis

                       Vote             Number
                       ----             -----------
                       FOR            5,143,102,401
                       WITHHELD         184,329,131












          Exhibit 77C
          Cash Equivalent Fund
          Form N-SAR for the period ended 01/31/96
          File No. 811-2899
          Page 2


                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR            5,143,102,401
                       WITHHELD         184,329,131

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR            5,143,102,401
                       WITHHELD         184,329,131

                  Stephen B. Timbers

                       Vote             Number
                       ----             -----------
                       FOR            5,143,102,401
                       WITHHELD         184,329,131



          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR            5,240,445,508
                       AGAINST           33,448,870
                       ABSTAIN           52,959,091



          Item 3:  New Investment Management Agreement

                   Money Market Portfolio

                       Vote             Number
                       ----             -----------
                       FOR            2,960,906,188
                       AGAINST           37,290,328
                       ABSTAIN           31,201,500

















          Exhibit 77C
          Cash Equivalent Fund
          Form N-SAR for the period ended 01/31/96
          File No. 811-2899
          Page 3

                   Government Securities Portfolio

                       Vote             Number
                       ----             -----------
                       FOR            1,458,474,240
                       AGAINST           11,483,958
                       ABSTAIN           26,464,399

                   Tax Exempt Portfolio

                       Vote             Number
                       ----             -----------
                       FOR              780,231,402
                       AGAINST           10,812,262
                       ABSTAIN           10,289,188

          Item 4:  New 12b-1 Distribution Plan

                   Money Market Portfolio

                       Vote             Number
                       ----             -----------
                       FOR            2,924,659,373
                       AGAINST           63,806,418
                       ABSTAIN           40,932,225

                   Government Securities Portfolio

                       Vote             Number
                       ----             -----------
                       FOR            1,431,331,947
                       AGAINST           22,510,846
                       ABSTAIN           31,891,575

                   Tax Exempt Portfolio

                       Vote             Number
                       ----             -----------
                       FOR              765,947,513
                       AGAINST           21,846,649
                       ABSTAIN           13,538,690



          MRB|W:\FUNDS\NSAR.EXH\CEF196.77C|031896